SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                               September 17, 2004

                           Newmont Mining Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                                    001-31240
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                            (Commission File Number)

                                   84-1611629
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                       (I.R.S. Employer Identification No.

                   1700 Lincoln Street, Denver, Colorado 80203
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               (Address of principal executive offices) (zip code)

                                 (303) 863-7414
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

      On September 17, 2004, Newmont Mining Corporation (the "Company") announced that Minera Yanacocha has begun to resume normal mining operations at its mine in Peru.

      A copy of the Company's news release is furnished as an exhibit to this Current Report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   None.

(b)   None.

(c)   Exhibits

      Exhibit No.       Description

      Exhibit 99.1      News Release dated September 17, 2004


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     By:    /s/ Thomas P. Mahoney
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                                     Name:  Thomas P. Mahoney
                                     Title: Senior Vice President and
                                            Chief Financial Officer

Dated:  September 17, 2004


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

                                                   EXHIBIT INDEX

Exhibit Number       Description of Exhibits

99.1                 News Release dated September 17, 2004


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